Other income, net (Tables)	12 Months Ended
Dec. 31, 2023
Other income, net
Schedule of other income, net

	Years ended December 31,
(In thousands)	2021	2022	2023
Gains from reversal of long outstanding payables	—	3,239	6,831
Investment income from short-term investments (note)	2,486	2,903	4,354
Government subsidy income	3,206	2,377	2,360
Exchange (losses)/gains, net	(1,205)	4,494	1,693
VAT deduction	818	1,220	840
Net unrealized gains arising from long-term investments	—	437	—
Impairment on long-term investments	—	(590)	—
Rental income	—	—	199
Others	(627)	(535)	627
Total	4,678	13,545	16,904

Note: For the years ended December 31, 2021, 2022 and 2023, investment income from short-term investments comprised interest income of USD599,000, USD361,000 and USD1,389,000 from time deposits with original maturities of more than three months but within one year, and investment income of USD1,888,000, USD2,543,000 and USD2,965,000 from investments in financial instruments, respectively.